                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                        DIGITAL DESCRIPTOR SYSTEMS, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                        DIGITAL DESCRIPTOR SYSTEMS, INC.
                               446 LINCOLN HIGHWAY
                            FAIRLESS HILLS, PA 19030

                          ---------------------------

                            NOTICE OF ANNUAL MEETING

                                September 3, 2002

                          ---------------------------


Dear Digital Descriptor Systems, Inc. Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Digital Descriptor Systems, Inc., a Delaware Corporation ("DDSI") to be held on October 16, 2002 at 10:00 A.M., local time, at DDSI Headquarters, 446 Lincoln Highway, Fairless Hills, Pennsylvania 19030.

At the Annual Meeting, the Stockholders will vote upon the following:

     o    The election of four directors.

     o To approve and adopt an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock.

     o To approve an amendment to the Certificate of Incorporation in order to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, from one newly issued share for each ten outstanding shares of Common Stock to one newly issued share for each twenty outstanding shares of Common Stock

     o To approve the appointment of WithumSmith+Brown as auditors for Digital Descriptor Systems, Inc.

Whether you plan to attend the Annual Meeting or not, it is important that you promptly complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

I hope you will be able to attend the Annual Meeting and look forward to seeing you on October 16, 2002.

Very truly yours,


Robert Gowell
Chairman of the Board
Chief Executive Officer

                        DIGITAL DESCRIPTOR SYSTEMS, INC.
                               446 LINCOLN HIGHWAY
                            FAIRLESS HILLS, PA 19030

                          ---------------------------

                            NOTICE OF ANNUAL MEETING

                                September 3, 2002

                          ---------------------------


         The Annual Meeting of Stockholders of Digital Descriptor Systems, Inc. will be held at DDSI Headquarters, 446 Lincoln Highway, Fairless Hills, Pennsylvania on October 16, 2002 at 10:00 a.m., local time, for the following purposes:

     1. To elect four directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected; and

     2. To approve the action the Board has requested of increasing the stock authorized to seven hundred fifty million (750,000,000) shares.

     3. To approve an amendment to the Certificate of Incorporation in order to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, from one newly issued share for each ten outstanding shares of Common Stock to one newly issued share for each twenty outstanding shares of Common Stock

     4. To approve the appointment of WithumSmith+Brown as auditors for Digital Descriptor Systems, Inc.

     5. To transact such other business as may properly come before the Annual Meeting of Stockholders.

     Holders of record of Common Stock at the close of business on September 3, 2002 are the only stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders.




                                                     Michael J. Pellegrino
                                                     Secretary

                        DIGITAL DESCRIPTOR SYSTEMS, INC.
                               446 LINCOLN HIGHWAY
                            FAIRLESS HILLS, PA 19030


                          ---------------------------

                                 PROXY STATEMENT

                          ---------------------------




                                                               September 3, 2002

         This Proxy Statement and the accompanying Proxy card are furnished in connection with the solicitation by the Board of Directors of Digital Descriptor Systems, Inc. (the "Company") of proxies to be voted at the 2002 Annual Meeting of Stockholders (the "Meeting"). The approximate mailing date of this Proxy Statement is September 14, 2002. A Proxy may be revoked at any time before it is voted at the Meeting by submitting a later-dated Proxy or by giving written notice of such revocation to the Secretary of the Company. If you do attend the Meeting, you may vote by ballot at the meeting and cancel any Proxy previously given.

         When you sign and return the enclosed Proxy the shares represented thereby will be voted for the nominees for director listed in the Proxy card, unless otherwise indicated on the Proxy. The enclosed Proxy also permits you to withhold authority for one or more nominees.

                                VOTING SECURITIES

         All holders of record of the Company's Common Stock at the close of business on September 3, 2002 are entitled to vote at the Meeting. On that date, 58,156,490 shares of Common Stock were issued and outstanding. Each share entitles the holder to one vote. The persons appointed by the enclosed Proxy card have advised the Board of Directors that it is their intention to vote at the meeting and comply with the instructions on the Proxy cards received from stockholders and, if no contrary instruction is indicated on the Proxy card, for the election of the persons nominated to serve as directors and in accordance with the recommendations of the Board of Directors on any other matter brought before the meeting.

Voting of Proxies

         When you sign, date and return the enclosed Proxy, the shares represented by the Proxy will be voted in accordance with your directions. You can specify your voting instructions by marking the appropriate boxes on the Proxy card. If your Proxy card is signed and returned without specific voting instructions, your shares of the Common Stock will be voted as recommended by the directors:

                  "FOR" the election of Robert Gowell, Vincent Moreno, Michael Pellegrino and Anthony Shupin for directors;


                  "FOR" the approval to increase the stock authorized from one hundred fifty million (150,000,000) to seven hundred fifty million (750,000,000) shares.

                  "FOR" the approval to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, from one newly issued share for each ten outstanding shares of Common Stock to one newly issued share for each twenty outstanding shares of Common Stock

                  "FOR" the approval to appoint WithumSmith+Brown as auditors for Digital Descriptor Systems, Inc.

         You may revoke your Proxy at any time before it is voted at the Meeting by submitting a later-dated proxy or by giving written notice of revocation to the Secretary of the Company. If you do attend the Meeting, you may vote by ballot at the Meeting and cancel any Proxy previously given.

         Directors will be elected at the Meeting by a majority of the votes cast at the meeting by the holders of shares represented in person or by Proxy. Abstentions and broker non-votes are counted as shares present for determination of a quorum, but are not counted as "For" or "Against" votes on any item to be voted on and are not counted in determining the amount of shares voted on an item.

         The cost of all solicitation will be borne by the Company.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS
                           (Item 1 on the Proxy Card)

         The Board of Directors is composed of four members. The Board of Directors has the responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. Each director is elected to hold office until the next annual meeting of stockholders or until a director's successor is elected and qualified or until a director's death, resignation or removal.

The following summary information sets forth information concerning the Company's directors and nominees:

         Robert Gowell was appointed Co-Chairman and Chief Executive Officer on January 25, 2002. With the resignation of Garrett U. Cohn, he became Chairman of the Board effective July 23, 2002. He is a retired Deputy U.S. Marshal who has worked out of the New York and Pennsylvania offices. He earned his B.S. in Management and Finance from the City University of New York. He is currently working on his MBA at Kutztown University.

         Vincent Moreno provides DDSI with over 30 years of experience from a technical and business environment, with the past 23 years at the executive management level. He served as Vice President of Technology for ADP for 13 years. For six years, as President and CEO, he ran Mainstem Corporation, a national provider of software services. Most recently, he served as President and General Manager of PayPlus Software, Inc., a provider of payroll software to the Professional Employer Organization marketplace. Mr. Moreno is adept in setting strategic direction and is experienced in the reengineering of corporate operating units. As a member of the board, he brings guidance, direction, and vision to the Companies' strategic planning.

         Michael Pellegrino joined the Company in 1995. On January 25, 2002 he was appointed President, Chief Operating Officer and Chief Financial Officer, Secretary and a Director of the Company. For eleven years prior, Mr. Pellegrino was Vice President and CFO of Software Shop Systems, Inc. Prior to that he was a regional controller for Capital Cities/ABS for four years and for seven years earlier as Director of Financial Systems for ADP. Mr. Pellegrino has a Bachelors degree in accounting from MSU and a Masters in Finance from Rutgers University, after which he worked at Touche Ross for 3 years.

         Anthony Shupin's experience includes over 20 years of executive management, sales and marketing management and project and program management with technology computing, aerospace and professional services companies. As a Business Development Executive in the Communications and Media practice at Deloitte Consulting, Mr. Shupin directed activities and resources targeted at strategic global accounts. Prior to Deloitte, he served as Vice President of John Richard Associates, Inc. a management consulting firm specializing in telecommunications. His background also includes roles as Director of International Business Development at Space Imaging, L.P. where responsibilities included supervising the International Groundstation Network and establishing global strategic relationships concerning the acquisition and distribution of high resolution satellite imagery. Mr. Shupin has also served as Vice President, Sales and Marketing at Remark Industries, Inc., which marketed and manufactured products such as on-line lottery and electronic gaming devices, medical monitoring and analysis devices. Prior to Remark Industries, he held management and account management positions at Wang Laboratories and Xerox Corporation in Princeton, New Jersey. A graduate of Colby College, Waterville, Maine, Mr. Shupin has extended his education at Rutgers University, Cook College in Geographic Information Systems and Remote Sensing training. He has been an invited speaker at various international symposiums and has published articles regarding market analysis and access, education and technical assessment.

                             DIRECTORS' COMPENSATION

         Each director will receive 1,000 shares of DDSI stock vested immediately at the beginning of each year of service, and 50,000 options, plus reimbursement for expenses in attending directors meetings where applicable.

                    BOARD OF DIRECTORS AND COMMITTEE MEETINGS

         There were five (5) Board of Directors meetings held in year 2001. The directors had the option to attend via conference call.

                                BOARD COMMITTEES

         The Board of Directors has established three committees: the Compensation Committee, the Stock Option Committee and the Audit Committee, each of which is briefly described below. The Board of Directors has no other committees.

Compensation Committee

         The Compensation Committee reviews and approves the Company's compensation philosophy and programs covering executive officers and key management employees. The Committee also determines compensation of officers and senior employees of the Company, other than the President, and makes recommendations to the Board of Directors concerning the compensation of the President of the Company. The Compensation Committee also determines any grants of stock or stock options under the Consultants and Advisors Plan to non-employee consultants and advisors. The Compensation Committee did not meet in 2001.

Stock Option Committee

         The Stock Option Committee reviews and approves the Company's stock option and stock purchase plans covering employees, including the implementation of new plans if desirable. The Committee also determines grants of stock options under the 1994 Stock Option Plan and the terms of stock options granted, including number of shares covered by an option, the date of grant and the fixing of the exercise price. The Stock Option Committee did not meet in 2001.

Audit Committee

         The Audit Committee meets with management to review the scope and results of audits performed by the Company's independent accountants. The Committee also meets with the independent auditors and with appropriate Company financial personnel about internal controls and financial reporting. The Committee is the agent of the Board of Directors in assuring the adequacy of the Company's financial, accounting and reporting control processes. The Committee is also responsible for recommending to the Board of Directors the appointment of the Company's independent accountants. The Audit Committee met once in 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During May 1996, the Company loaned Mr. Cohn $125,000. Interest is accrued on this amount at one point over prime and was payable together with the principal on August 13, 1999. Accrued interest on this loan was $40,525 at December 31, 2000. Subsequently, the Company's Board of Directors agreed to extend the maturity date of this note indefinitely. On February 22, 2002 Mr. Cohn made a payment of $23,615.39. In 2001, due to uncertainty as to whether the Company will collect the note, a reserve for uncollectable notes was recorded in the amount of $177,400.

Compensation of Directors and Executive Officers

         The following table summarizes the compensation earned and paid by the Company to each Officer and to all Executive Officers as a group for services rendered in all capacities during the year ended December 31, 2001:


                           Summary Compensation Table
                                                                               Long Term Compensation
                    Annual Compensation                              Awards               Payouts
   (a)            (b)        (c)     (d)         (e)          (f)            (g)            (h)            (I)
Name                                            Other                     Securities                       All
and                                            Annual      Restricted     Underlying                      Other
Principal                                      Compen-       Stock        Options/         LTIP           Compen-
Position Year              Salary   Bonus     sation($)     Award($)       Sar (#)       Payouts($)     sation ($)


Garrett Cohn*
President/CEO     1999   $160,000      0          0           0                0            0               0

Michael J
  Pellegrino
President & COO   2001   $110,000      0          0           0                0            0               0

Michael Ott**
V.P/ Director     2001   $110,000      0          0           0                0            0               0

Randy Hall
    V/P           2001   $ 73,500      0          0           0                0            0               0


 * Mr. Cohn resigned as President and Chief Executive Officer effective January 25, 2002.
   Mr. Cohn resigned as Co-Chairman of the Board of Directors effective July 23, 2002

** Mr. Ott resigned from the Company effective March 30, 2001

Options/Sar Grants in Last Fiscal Year

                                      Number of       % of Total
                                      Securities      Options/SARS
                                      Underlying      Granted to
                                      Options/SARS    Employees in       Exercise or Base
Name                                  Granted         Fiscal Year        Price ($/Sh)        Expiration Date
----                                 -------------    -----------        ------------        ---------------
Garrett U. Cohn*, CEO                    0               N/A                N/A                     N/A
Michael J. Pellegrino, CFO               0               N/A                N/A                     N/A
Randy Hall, VP Operations                0               N/A                N/A                     N/A

Aggregated Option/Sar Exercises
  * Mr. Cohn resigned as President and Chief Executive Officer effective January 25, 2002.
    Mr. Cohn resigned as Co-Chairman of the Board of Directors effective July 23, 2002

         None exercised

         Directors will not receive compensation for their services as members of the Board of Directors. Directors will receive reimbursement for expenses in attending directors meetings where applicable. Under the 1996 Director Option Plan, if approved by the stockholders, each director who is not an officer or employee of the Company automatically receives a grant of an option to purchase 50,000 shares of the Company's Common Stock effective as of the date such person becomes a director and thereafter a grant of an option to purchase 1,000 shares of the Company's Common Stock on the date of each of the Company's regular annual meeting if he or she has served on the Board of Directors for at least six months.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth current information relating to the beneficial ownership of the Common Stock of the Company by (i) each person owning beneficially more than 5 percent of the outstanding shares of Common Stock, (ii) each Director of the Company and (iii) all Executive Officers and Directors of the Company as a group: Percentage of beneficial ownership is based upon 58,156,490 shares of Common Stock outstanding at September 3, 2002.

                                            Beneficial Ownership
Name and Address                            of Common Stock
Of Beneficial Owner                         No. of Shares (3)
-------------------                         -----------------
Garrett U. Cohn
249 Willow Parkway
Buffalo Grove, IL 60089                     1,695,000(1)      3.0%

Michael Pellegrino
33 Maple Lane
Brielle, NJ 08730                             335,000         0.6%

Michael Ott
26415 212th Avenue
Delhi, IA 52223                               215,000(2)     0.04%

Randolph Hall
505 Northridge Rd.
Collegeville, PA 19426                        398,000        0.07%

Robert P. Martin
521-5th Avenue W., #1104
Seattle, WA  98119                          3,099,000(3)      5.3%

Robert Gowell
264 Susquehanna Trail
Allentown, PA  18104                           96,300        0.02%

Myrna Cohn Ph.D.
249 Willow Parkway
Buffalo Grove, IL  60089                       15,000(4)     0.006%

Norman Cohn
200 Pine Tree Road
Radnor, PA 19087                              840,000         1.4%

All Officers & Directors
As a Group                                  6,693,300(5)     12.0%


(1) Garrett U. Cohn owns 60,000 shares of stock. In addition, Mr. Cohn has the right to vote 840,000 shares of stock held of record by Norman Cohn pursuant to a Voting Trust Agreement described below, and, as a result of such voting rights, such shares are included in the shares shown as beneficially owned by Garrett U. Cohn. Mr. Cohn resigned as President and Chief Executive Officer of Digital Descriptor Systems effective January 25, 2002. He resigned as Co-Chairman of the Board of Directors effective July 23, 2002

(2)  Michael Ott resigned as a Director on February 26 2001.

(3) Mr. Martin holds 2,399,000 in direct holdings and 700,000 in indirect holdings. Mr. Martin resigned from the Board of Directors on January 3, 2002.

(4)  Myrna Cohn resigned from the Board of Directors effective January 14, 2002.

(5) Of the total Officers and Director's shares, 53,000 shares are options which are 10 year options with a three-year vesting period, vesting 1/3 each year with a strike price of thirty-three cents ($0.33). Also included is a ten-year option for 15,000 shares that vest over four years at a strike price of three dollars and eighty-one cents ($3.81). Additionally, there are 110,000 options which are 10 year options that vest over 4 years a strike price of $3.30. The remaining 1,480,000 options are 10 year options that are fully vested at varying strike prices.

(6)  Includes all options which are exercisable within the next sixty (60) days.


Under the terms of the Voting Trust Agreement dated May 1, 1995, between Norman Cohn and Garrett U. Cohn, as Trustee, Norman Cohn has transferred to the trust 940,000 shares of Common Stock of the Company, representing all of the shares of Common Stock owned by him. Under the terms of the Voting Trust Agreement, Garrett U. Cohn, as the Trustee, has the right to vote the stock in the Voting Trust, except as to certain actions, including, but not limited to, any amendment to the certification of incorporation of the Company, merger or sale of substantially all of the assets of the Company or any action which will cause a dilution in the outstanding shares of Common Stock. The term of the Voting Trust is 10 years and shall terminate in April, 2005.

There are no arrangements known to the Company that at a later date may result in a change in control of the Company.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and NASDAQ. These persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

Accountants

         WithumSmith+Brown have been the independent public accountants of the Company for the year ending December 31, 2001 to examine the Company's financial statements and have been selected to be the independent public accountant for the year ending December 31, 2002. One or more members of WithumSmith+Brown are expected to be present at the Annual Meeting, to respond to questions and to make a statement if they desire to do so.

                                  PROPOSAL TWO
            DIRECTORS' PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF
                  COMMON STOCK FROM 150,000,000 TO 750,000,000
                           (Item 2 on the Proxy Card)

         At the Annual Meeting, shareholders will be asked to approve and consent to amend the Company's restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 to 750,000,000 shares.

         The principal purpose of the proposed amendment to the Certificate is to authorize additional shares of Common Stock which will be available to facilitate the current raising of additional capital through the sale of securities, to grant options or other stock incentives to the Company's employees, for a possible acquisition of another company or its business or assets, or to seek to establish a strategic relationship with a corporate partner. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law.

                                 PROPOSAL THREE
         APPROVE AN AMENDMENT TO COMPANY'S CERTIFICATE OF INCORPORATION
               TO PROVIDE FOR A REVERSE SPLIT OF THE COMMON STOCK

                           (Item 3 on the Proxy Card)

         The Board has unanimously adopted resolutions proposing, declaring advisable and recommending that stockholders authorize an amendment to the Certificate of Incorporation to: (i) provide for a stock combination (reverse split) of the Company's Common Stock in an exchange ratio to be approved by the Board, from one (1) newly issued share for each ten (10) outstanding shares of Common Stock to one (1) newly issued share for each twenty (20) outstanding shares of Common Stock (the "Reverse Split"); and (ii) provide that no fractional shares or scrip representing fractions of a share shall be issued, but in lieu thereof, each fraction of a share that any stockholder would otherwise be entitled to receive shall be rounded up to the nearest whole share. There will be no change in the number of the Company's authorized shares of Common Stock and no change in the par value of a share of Common Stock.

         If the Reverse Split is approved, the Board will have authority, without further stockholder approval, to effect the Reverse Split pursuant to which the Company's outstanding shares (the "Old Shares") of Common Stock would be exchanged for new shares (the "New Shares") of Common Stock, in an exchange ratio to be approved by the Board, from one (1) New Share for each ten (10) to twenty (20) Old Shares. The number of Old Shares for which each New Share is to be exchanged is referred to as the "Exchange Number". The Exchange Number may, within such range, be a whole number or a whole number and fraction of a whole number.

         In addition, the Board will have the authority to determine the exact timing of the effective date and time of the Reverse Split, which may be any time prior to December 31, 2004, without further stockholder approval. Such timing and Exchange Number will be determined in the judgment of the Board, with the intention to raise financing, to issue shares of Common Stock pursuant to outstanding contractual obligations, and for other intended benefits as the Company finds appropriate. See "Purposes of the Reverse Split," below.

         The Board also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with a Reverse Split if, at any time prior to filing this amendment with the Secretary of State of the State of Delaware, the Board, in its sole discretion, determines that the Reverse Split is no longer in the best interests of the Company and its stockholders. The Board may consider a variety of factors in determining whether or not to implement the Reverse Split and in determining the Exchange Number including, but not limited to, the approval by the stockholders of Proposal 2 which would increase the number of the authorized Common Stock, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Common Stock, business and transactional developments and the Company's actual and projected financial performance.

Purposes of the Reverse Split

         The purpose of the Reverse Split would be to increase the market price of the Common Stock in order to make the Common Stock more attractive to raise financing and as a possible currency for acquisitions and other transactions. The Common Stock traded on The NASDAQ OTC:BB at market prices ranging from approximately $.0.0021 to approximately $0.28 from July 1, 2001 through August 15, 2002. This range has reduced the attractiveness of using the Common Stock or instruments convertible or exercisable into Common Stock in order to raise financing to support the Company's operations and to increase the Company's net worth and as consideration for potential acquisitions (which, when coupled with the Company's need to deploy its available cash for operations, has rendered acquisitions difficult to negotiate). Furthermore, the Company believes that listing the Company's Common Stock on The NASDAQ SmallCap Market may provide the Company with a broader market for its Common Stock and, therefore, facilitate the use of the Common Stock in acquisitions and financing transactions in which the Company may engage.

THERE CAN BE NO ASSURANCE, HOWEVER, THAT, EVEN AFTER CONSUMMATING THE REVERSE SPLIT, THE COMPANY WILL BE ABLE TO UTILIZE ITS COMMON STOCK IN ORDER TO EFFECTUATE FINANCING OR ACQUISITION TRANSACTIONS.

         The Reverse Split will not change the proportionate equity interests of the Company's stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to rounding up to eliminate fractional shares. The Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Certain Effects of the Reverse Split

         The following table illustrates the principal effects of the Reverse Split to the 58,156,490 shares of Common Stock outstanding as of September 3, 2002:



                                     Prior to           After 1 for 10        After 1 for 20
                                      Reverse              Reverse                Reverse
Number of Shares                    Stock Split          Stock Split            Stock Split

Common Stock:
Authorized                           150,000,000         150,000,000          150,000,000

Outstanding (2)                       58,156,490           5,815,649            2,907,825
                                     -----------         -----------          -----------

Available for Future
Issuance                              91,843,510         144,184,351          147,092,175

Common Stock
Authorized (1)                       750,000,000         750,000,000          750,000,000

Outstanding                           58,156,490           5,815,649            2,907,825
                                     -----------         -----------          -----------

Available for Future
Issuance                             691,843,510         744,184,351          747,092,175

Less Conversion of Convertible
Debentures                            40,603,560(3)       22,981,980(4)       405,891,600(5)
                                     -----------         -----------          -----------

Available for Future
Issuance                             285,951,910         703,580,791          724,110,195



(1) If Proposal # 2 were approved by the stockholders, there would be 750,000,000 shares of Common Stock authorized.

(2) Gives effect to the Reverse Split, excluding New Shares to be issued in lieu of fractional shares. Stockholders should recognize that, if the Reverse Split is effectuated, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the amendment regarding the Reverse Split divided by the Exchange Number, as adjusted to include New Shares to be issued in lieu of fractional shares). While the Company expects that a Reverse Split will result in an increase in the market price of the Common Stock, there can be no assurance that the Reverse Split will increase the market price of the Common Stock by a multiple equal to the Exchange Number or result in a permanent increase in the market price (which is dependent upon many factors, including the Company's performance and prospects). Also, should the market price of the Company's Common Stock decline after the Reverse Split, the percentage decline may be greater than would pertain in the absence of the Reverse Split. Furthermore, the possibility exists that liquidity in the market price of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. In addition, the Reverse Split will increase the number of stockholders of the Company who own odd-lots (less than 100 shares). Stockholders who hold odd-lots typically will experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales. Consequently, there can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

(3) Assuming $907,000 of 12% Convertible Debentures ($500,000 plus $37,480 interest dated December 31, 2001 and $407,000 plus $70,249 interest dated March 9, 2001) converted at fifty percent (50%) of stock price of $0.005.

(4) Assuming $907,000 of 12% Convertible Debentures ($500,000 plus $37,480 interest dated December 31, 2001 and $407,000 plus $70,249 interest dated March 9, 2001) converted at fifty percent (50%) of stock price of $0.05.

(5) Assuming $907,000 of 12% Convertible Debentures ($500,000 plus $37,480 interest dated December 31, 2001 and $407,000 plus $70,249 interest dated March 9, 2001) converted at 50 percent (50%) of stock price of $0.10. March 9, 2001 Debentures converted for $0.05 (50% of $0.10 stock price) and December 31, 2001 Debentures converted at $0.04 (based on maximum conversion price per contract).

         Stockholders should also recognize that, as indicated in the foregoing table, there would be an increase in the number of shares, which the Company will be able to issue from authorized but un-issued shares of Common Stock. As a result of any issuance of shares, the equity and voting rights of holders of outstanding shares may be diluted.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates

         If this amendment is approved by the Company's stockholders, and if the Board determines that a Reverse Split is in the best interests of the Company and its stockholders, the Company will file the amendment with the Secretary of State of the Commonwealth of Pennsylvania at such time as the Board has determined the appropriate Exchange Number and the appropriate effective time for such split. The Board may delay effecting the Reverse Split until as late as December 31, 2004 without re-soliciting stockholder approval. The Reverse Split will become effective on the date of filing the amendment at the time specified in the amendment (the "Effective Time"). Beginning at the Effective Time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

         As soon as practicable after the Effective Time, stockholders will be notified that the Reverse Split has been effected and of the exact Exchange Number. The Company expects that its transfer agent will act as exchange agent (the "Exchange Agent") for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Exchange Agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent. Any Old Shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for New Shares at the exchange ratio. Stockholders should not destroy any stock certificate and should not submit any certificate until requested to do so by the Company or the Exchange Agent.

Fractional Shares

         No scrip or fractional certificates will be issued in connection with the Reverse Split. Any fraction of a share that any stockholders of record otherwise would be entitled to receive shall be rounded up to the nearest whole share.

No Dissenter's Rights

         Under Delaware's law, stockholders are not entitled to dissenter's rights with respect to the proposed amendment.

Federal Income Tax Consequences of the Reverse Split

         The following is a summary of certain material U.S. federal income tax consequences of the Reverse Split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the U.S. federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Code (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder should consult with such stockholder's own tax advisor with respect to the consequences of the Reverse Split.

         The Reverse Split is an isolated transaction and is not part of a plan to periodically increase any stockholder's proportionate interest in the assets or earnings and profits of the Company. As a result, no gain or loss should be recognized by a stockholder of the Company upon such stockholder's exchange of Old Shares for New Shares pursuant to the Reverse Split. The aggregate tax basis of the New Shares received in the Reverse Split will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefore. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Split.

                                  PROPOSAL FOUR
              THE APPOINTMENT OF WITHUMSMITH+BROWN AS AUDITORS FOR
                        DIGITAL DESCRIPTOR SYSTEMS, INC.
                           (Item 4 on the Proxy Card)


         The Board of Directors of the Company has selected WithumSmith+Brown to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2002. WithumSmith+Brown has served in this capacity since February 4, 2002. Representatives of WithumSmith+Brown are expected to be present at the Annual Meeting and will be available to respond to appropriate questions of stockholders and to make a statement if they desire.

         The affirmative vote of a majority of the votes cast on this proposal will constitute ratification of the appointment of WithumSmith+Brown.

         The Board of Directors is submitting the approval of WithumSmith+Brown to stockholders as a matter of good corporate practice, although it is not required to do so. Should the stockholders fail to provide such ratification, the Board of Directors will reconsider its approval of WithumSmith+Brown as the Company's independent public accountants for the year ended December 31, 2002. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the fiscal year if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders.

Audit Fees

         The aggregate fees billed by WithumSmith+Brown for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 were $34,000.

All Other Fees

         The were no other aggregate fees billed for services rendered by WithumSmith+Brown, other than for services covered by the preceding two paragraphs for the fiscal year ended December 31, 2001.

         The Audit Committee has considered and determined that the services provided by WithumSmith+Brown are compatible with WithumSmith+Brown maintaining its independence.

                                  OTHER MATTERS

         The Board of Directors of the Company does not intend to bring any other matters before the Annual Meeting and does not know of any other matter that may be brought before the Annual Meeting.

Submission of 2002 Stockholder Proposals

         Proposals of stockholders that are intended to be presented at the Annual Meeting in 2003 must be received by the Secretary of Digital Descriptor Systems, Inc., 446 Lincoln Highway, Fairless Hills, Pennsylvania 19030, not later than December 31, 2002 to be considered for inclusion in the Company's 2002 Proxy material.

         A copy of the Company's Form 10-KSB may be obtained by written request from Michael Pellegrino, Vice President, Finance, at the Company, 446 Lincoln Highway, Fairless Hills, Pennsylvania 19030.

         The above Notice and Proxy Statement are sent by order of the Board of Directors.

                                                    By order of the Directors



                                                    Michael J. Pellegrino
                                                    Secretary
Dated:  September 3, 2002

                        DIGITAL DESCRIPTOR SYSTEMS, INC.
   Proxy for the Annual Meeting of Stockholders to be held on October 16, 2002
          This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Owen Naccarato, Esq., attorney with full power of substitution, to vote as directed below all shares of Common Stock of Digital Descriptor Systems, Inc. (the "Company"), registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Annual Meeting of Stockholders to be held at the offices of the Company, 446 Lincoln Highway, Fairless Hills, Pennsylvania, on October 16, 2002 at 10:00 a.m. local time, and at any adjournment or postponement thereof (the "Meeting").

1. TO ELECT FOUR DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED

( )  FOR all nominees listed below (except as marked to the contrary)
( )  WITHHOLD AUTHORITY to vote for all nominees listed below

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through than nominee's name.

             Robert Gowell                           Vincent Moreno
             Michael Pellegrino                      Anthony Shupin

2. THE PROPOSED AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 750,000,000.

            (   ) FOR               (   )  AGAINST             (   ) ABSTAIN

3. TO APPROVE AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION IN ORDER TO PROVIDE FOR A STOCK COMBINATION (REVERSE SPLIT) OF THE COMMON STOCK IN AN EXCHANGE RATION TO BE APPROVED BY THE BOARD, FROM ONE NEWLY ISSUED SHARE FOR EACH TEN OUTSTANDING SHARES OF COMMON STOCK TO ONE NEWLY ISSUED SHARE FOR EACH TWENTY OUTSTANDING SHARES OF COMMON STOCK.

            (   ) FOR               (   )  AGAINST             (   ) ABSTAIN

4. TO APPROVE THE APPOINTMENT OF WITHUMSMITH+BROWN AS AUDITORS FOR DIGITAL DESCRIPTOR SYSTEMS, INC.

            (   ) FOR               (   )  AGAINST             (   ) ABSTAIN

5. AS SUCH PROXIES MAY IN THEIR DISCRETION DETERMINE IN RESPECT OF ANY OTHER BUSINESS PROPERLY TO COME BEFORE THE MEETING (THE BOARD OF DIRECTORS KNOWING OF NO SUCH OTHER BUSINESS). THE DIRECTORS RECOMMEND A VOTE FOR ITEMS 1 THROGUH 4.

UNLESS THE UNDERSIGNED DIRECTS OTHERWISE THIS PROXY WILL BE VOTED FOR ITEMS 1 THROUGH 5 AS PROPOSED.


                         PLEASE SIGN, DATE, AND RETURN IN THE ENVELOPE PROVIDED.


                         DATED                                            , 2002
                               ------------------------------------------

                         Signature:
                                    --------------------------------------------

                         Signature:
                                    --------------------------------------------

                         Please sign in the same form as your name or names appear hereon. For joint accounts, Both owners much sign. Executors and other fiduciaries should indicate their title. If Signed on behalf of a corporation, give the title of the officer signing.